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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 28, 2004


                          EasyLink Services Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-26371                13-3787073
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   33 Knightsbridge Road, Piscataway, NJ 08854
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                    (Address of principal executive offices)



Registrant's telephone number, including area code              (732) 652-3500



                                       N/A
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           Former Name or Former Address, if Changed Since Last Report

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ITEM 5.  OTHER EVENTS

         March 31, 2004 Form 10-Q

         The Company's Form 10-Q for the quarter ended March 31, 2004 contained the following error:

         In the Condensed Consolidated Balance Sheet as at December 31, 2003, the number of issued and outstanding shares of Class A common stock as at December 31, 2003 was presented as 16,129,318 shares and should have been 42,821,500 shares.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2004
                                      EASYLINK SERVICES CORPORATION


                                      By  s/Michael Doyle
                                      -------------------
                                      Michael Doyle
                                      Vice President and Chief Financial Officer